Exhibit 10.37

                               SECURITY AGREEMENT


         THIS AGREEMENT, entered into as of the 5th day of November, 1998, by and between CARROLL FULMER & COMPANY, INC., a Florida corporation, whose address is P. O. Box 5000, Groveland, Florida 34736-5000 ("Carroll Fulmer") and CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation, whose address is 5625 Surrett Drive Extension, Archdale, North Carolina 27263 ("Carolina Pacific") and TRANSIT LEASING, INC., an Indiana corporation f/k/a CAPITOL WAREHOUSE, INC., a Kentucky corporation, whose address is 403 W. Main Street, Frankfurt, Kentucky 40601 ("Transit Leasing") and SERVICE EXPRESS, INC., an Alabama corporation, whose address is P.O. Box 1009, Tuscaloosa, Alabama 35403 ("Service Express") and RAINBOW TRUCKING SERVICES, INC., an Indiana corporation, whose address is 724 Mechanic Street, Jeffersonville, Indiana 47130 ("Rainbow Trucking") and TRANSPORTATION RESOURCES AND MANAGEMENT, INC., an Indiana corporation, whose address is 5003 US Highway 10 W, Suite 1, Fort Wayne, Indiana 46898 ("Transportation Resources") and VENTURE LOGISTICS, LLC., an Indiana limited liability company, whose address is 2415 W. Thompson Road, Indianapolis, Indiana 46217 ("Venture Logistics") and CERTIFIED TRANSPORT, LLC., an Indiana limited liability company, whose address is 2415 W. Thompson Road, Indianapolis, Indiana 46217 ("Certified Transport") and K.J. TRANSPORTATION, INC., a New York corporation, whose address is 6070 Collett Road, Farmington, New York 14425 ("K.J. Transportation") and DIVERSIFIED TRUCKING CORP., an Alabama corporation, whose address is 309 Williamson Avenue, Opelika, Alabama 36804 ("Diversified Trucking") and NORTHSTAR TRANSPORTATION, INC., an Alabama corporation, whose address is 410 Twitchell Road, Dothan, Alabama 36303 ("Northstar Transportation") (Carroll Fulmer, Carolina Pacific, Transit Leasing, Service Express, Rainbow Trucking, Transportation Resources, Venture Logistics, Certified Transport, K.J. Transportation, Diversified Trucking, Northstar Transportation and Subsidiaries are together hereinafter referred to as the "Debtor") and AMSOUTH BANK, a bank organized under the laws of Alabama ("Secured Party"), whose address is Post Office Box 588001, Orlando, Florida 32858.

         1. Security Interest. In consideration of and as an inducement for Secured Party's extending credit to Debtor, Debtor hereby gives Secured Party a continuing and unconditional security interest (the "Security Interest") in the assets described below, wherever located, and in all parts, accessories, attachments, additions, replacements, accessions, substitutions, increases, profits, proceeds (including insurance proceeds) and products thereof in any form, together with all records relating thereto (the "Collateral"):

         All of the Debtor's receivables, including, but not limited to, all present and future accounts, commissions, contract rights, lease payment, chattel paper, instruments, cash, deposits, accounts, documents, tax refunds payable to Debtor, license fees and proceeds, royalties, insurance proceeds and general intangibles and all forms of obligations owing, together with all documents or instruments of title representing the same and rights in any merchandise or goods which the same represent, together with all right, title, security and guarantees, with respect to each of the receivables, including any right of stoppage in transit, whether the same are now or hereafter owned, and shall include all rights of Debtor under any patent license agreement, technical assistance contract, product supply contract, or similar agreement and includes all trade names, tradmarks, license agreements and all records pertaining to the accounts, debtors, and collateral and all computer software relating to the Receivables of Debtor (together herein referred to as the "Receivables").

         The Collateral also includes other assets of the same class or classes hereafter owned or acquired by Debtor, and Secured Party shall have a security interest in all such after-acquired property and all parts, accessories, attachments, additions, replacements, accessions, substitutions, increases, profits, proceeds and products thereof in any form.

         2. Indebtedness Secured. The borrowing relationship between Debtor and Secured Party is to be a continuing one and is intended to cover numerous types of extensions of credit, loans, overdraft payments or advances made directly or indirectly to Debtor or guaranteed by Debtor, including but not limited to those made under the Revolving Credit Note. Accordingly, this Agreement and the Security Interest created by it secures payment of all obligations of any kind owing by Debtor to Secured Party whether now existing or hereafter incurred, direct or indirect, arising from loans, guaranties, endorsements or otherwise, whether related or unrelated to the purpose of the original extension of credit, whether of the same or a different class as the primary obligation, and whether the obligations are from time to time reduced and thereafter increased; including, without limitation, any sums advanced and any expenses or obligations incurred by Secured Party pursuant to this Agreement or any other agreement concerning, evidencing or securing obligations of Debtor to Secured Party, and any liabilities of Debtor to Secured Party arising from any sources whatsoever (the "Indebtedness").

         3. Revolving Loans. Until such time as Debtor receives notice to the contrary from Secured Party, Debtor may obtain revolving loans, such loans to be evidenced by a revolving credit note (the "Revolving Credit Note"). The outstanding principal balance under the Revolving Credit Note may fluctuate up and down from time to time, but shall not exceed in aggregate principal amount outstanding at any one time the aggregate face amount of the Revolving Credit Note.

         4. Warranties of Debtor. Debtor warrants and so long as this Agreement continues in force shall be deemed continuously to warrant that:

         (a) Debtor is the owner of its respective Collateral free of all security interests or other encumbrances;

         (b)      Debtor is authorized to enter into the Security Agreement;

         (c)      The  respective  Collateral  owned by the  Debtor  (including
                  Debtor's books and records) is located at the applicable address of the Debtor first written above.

         (d) Each instrument, account, and chattel paper constituting the Collateral arises from goods sold or services rendered by Debtor, is genuine and enforceable in accordance with its terms against the party obligated to pay the same ("Account Debtor"), and no Account Debtor has any defense, setoff, claim or counterclaim against Debtor;

         (e) The amount represented by Debtor to Secured Party as owing by each Account Debtor or by all Account Debtors is the correct amount actually and unconditionally owing by such Account Debtor(s), except for normal cash discounts as shown on invoices, contracts or other documents delivered to Secured Party;

         (f) All Receivables are posted currently to Debtor's books and records; and

         (g) Debtor holds in full force and effect all permits, licenses and franchises necessary for it to carry on its operations in conformity with all applicable laws and regulations.

         5. Covenants of Debtor. So long as this Agreement has not been terminated as provided hereafter, Debtor: (a) will defend the Collateral against the claims of all other persons; will keep the Collateral free from all security interests or other encumbrances, except the Security Interest; and will not assign, deliver, sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party, except that prior to an Event of Default, Debtor may sell inventory in the ordinary course of Debtor's business; (b) will keep the Collateral, including Debtor's books and records, at the address specified above until Secured Party is notified in writing of any change in its location within the State but Debtor will not remove the Collateral from the State nor change the location of Debtor's chief executive office without the written consent of Secured Party; will notify Secured Party promptly in writing of any change in Debtor's address, name or identity from that specified above; and will permit Secured Party or its agents to inspect the Collateral; (c) will keep the Collateral in good condition and repair and will not use the Collateral in violation of any provisions of this Agreement, any applicable statute, regulation or ordinance or any policy of insurance insuring the Collateral; (d) will execute and deliver to Secured Party such financing statements and other documents, pay all costs including costs of title searches and filing financing statements and other documents in any public offices requested by Secured Party, and take such other action Secured Party may deem advisable to perfect the Security Interest created by this Agreement, including without limitation placing notations on Debtor's books of account to disclose the Security Interest in the Receivables; (e) will pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral; (f) will immediately upon receipt deliver to Secured Party, properly endorsed or assigned, all instruments and chattel paper constituting Collateral, and any security for or guaranty of any of the Collateral; (g) will post all Receivables to Debtor's books and records immediately upon the creation thereof; (h) will not do business under any name or style other than that indicated on the first page thereof; and (i) if any certificate of title may be issued with respect to any of the Collateral, will cause Secured Party's interest under this Agreement to be noted on the certificate and will deliver the original certificate to Secured Party.

         6. Records, Reports and Documents. Debtor shall segregate its books and records relating to the Collateral from all of Debtor's other books and records in a manner satisfactory to Secured Party; and shall promptly deliver to Secured Party upon request all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and all other evidence of the performance of contracts, shipment or delivery of merchandise, or the rendering of services; and Debtor will promptly deliver to Secured Party at Secured Party's request such other information with respect to any of the Collateral as Secured Party may in its sole discretion deem to be necessary or desirable to evidence, confirm or protect Secured Party's interest in the Collateral. Secured Party, or its representatives, at any time from time to time, shall have the right, and Debtor will permit, or will instruct any third party having possession or maintaining any of the following to permit, Secured Party or its representatives: (a) to examine, check, make copies of or extracts from, any of Debtor's books, records and files (including, without limitation, orders and original correspondence); (b) to verify the Collateral or any portion thereof or the Debtor's compliance with the provisions of this Agreement. Debtor agrees to immediately notify Secured Party of a default in payment by, or the insolvency or bankruptcy of, any Account Debtor from whom an account receivable is included as an eligible receivable by Lender, or of the occurrence of any event which would adversely affect the value of any Collateral. Debtor further agrees to furnish to Secured Party at Debtor's own cost and expense, at such intervals as Secured Party may establish from time to time, copies of reports, financial data and analysis satisfactory to Secured Party.

         7.        Default.

         (a) Any of the following shall constitute in event of default ("Event of Default"): (i) the occurrence of any event of default under that certain Advised Revolving Line of Credit Agreement or Revolving Credit Note of even date herewith between Debtor or Secured Party; (ii) any attachment or levy against the Collateral or any other occurrence which inhibits Secured Party's free access to the Collateral.

         (b) Upon the happening of any Event of Default, Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law in effect from time to time. Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Party. If requested by Secured Party, Debtor will assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party.

          (c) Debtor agrees that any notice by Secured Party of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least ten days before the action to Debtor's address as specified in this Agreement or to any other address which Debtor has specified in writing to Secured Party as the address to which notices shall be given to Debtor. Debtor shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral do not satisfy the Indebtedness in full.

         8.        Miscellaneous.

         (a) Debtor authorizes Secured Party at Debtor's expense to file any financing statements relating to the Collateral (without Debtor's signature thereon) which Secured Party deems appropriate and Debtor appoints Secured Party as Debtor's attorney-in-fact to execute any such financing statements in Debtor's name and to perform all other acts which Secured Party deems appropriate to perfect and to continue perfection of the Security Interest.

         (b) Debtor agrees that in addition to the other rights of Secured Party hereunder, Secured Party shall have a security interest in any deposit accounts of Debtor with Lender, and in any securities or other property of Debtor in the possession of Secured Party or any of its affiliates, and Secured Party may apply or set off the same against the Indebtedness in such manner as Secured Party in its sole discretion shall determine.

         (c) Debtor hereby irrevocably consents to any act by Secured Party or its agents in entering upon any premises for the purposes of either (i) inspecting the Collateral or (ii) taking possession of the Collateral after any Event of Default; and Debtor hereby waives its right to assert against Secured Party or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

         (d) Debtor agrees that Secured Party assumes no liability or responsibility for the correctness, genuineness or validity of any instruments, documents or chattel paper which may be released or endorsed to Debtor by Secured Party, all of which shall automatically be deemed to be without recourse to Secured Party, nor for the existence, quantity, quality, condition, value or delivery of any goods represented thereby, and Debtor agrees to indemnify and hold Secured Party harmless with respect to any claims or liabilities arising in connection therewith.

         (e) Debtor authorizes Secured Party to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss or damage to any of the Collateral and appoints Secured Party as Debtor's attorney-in-fact to endorse any check or draft representing such proceeds or refunds.

         (f) Upon Debtor's failure to perform any of its duties hereunder, Secured Party may, but it shall not be obligated to, perform any of such duties and Debtor shall forthwith upon demand reimburse Secured Party for any expenses incurred by Secured Party in so doing. Secured Party may at its option treat the payment of such expenses as advances under the Revolving Credit Note.

          (g) No delay or omission by Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude Secured Party from any other or further exercise of the right or the exercise of any other right or remedy. Secured party may cure any Event of Default by Debtor in any reasonable manner without waiving the Event of Default so cured and without waiving any other prior or subsequent Event of Default by Debtor. All rights and remedies of Secured Party under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

          (h) Secured Party shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by law and it shall be deemed to have exercised reasonable care if it takes such action for that purpose as Debtor shall reasonably request in writing; however, no omission to do any act not requested by Debtor shall be deemed a failure to exercise reasonable care and no omission to comply with any requests by Debtor shall of itself be deemed a failure to exercise reasonable care. Secured Party shall have no obligation to take and Debtor shall have the sole responsibility for taking any steps to preserve rights against all prior parties to any instrument or chattel paper in Secured Party's possession as Collateral or as proceeds of the Collateral. Debtor waives notice of dishonor and protest of any instrument constituting Collateral at any time held by Secured Party on which Debtor is in any way liable and waives notice of any other action taken by Secured Party.

          (i) Debtor authorizes Secured Party without affecting Debtor's obligations hereunder from time to time (i) to take from any party and hold collateral (other than the Collateral) for the payment of the Indebtedness or any part thereof, and to exchange, enforce or release such collateral or any part thereof, (ii) to accept and hold the endorsement or guaranty of payment of the Indebtedness or any part thereof and to release or substitute any such endorser or guarantor or any party who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof of any party in any way obligated to pay the Indebtedness or any part thereof; and (iii) upon the occurrence of any Event of Default to direct the manner of the disposition of the Collateral and any other collateral and the enforcement of any endorsements or guaranties relating to the Indebtedness or any part thereof as Secured Party in its sole discretion may determine.

          (j) Upon an Event of Default by Debtor, Secured Party may demand, collect and sue for all proceeds (either in Debtor's name or Secured Party's name at the latter's option), with the right to enforce, compromise, settle or discharge any proceeds. Furthermore, Debtor appoints Secured Party or any other person designated by Secured Party as Debtor's attorney-in-fact, with power: (i) to endorse Debtor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Secured Party's possession; (ii) to sign Debtor's name on any invoice or bill of lading relating to any Receivables, on drafts against Account Debtors, on schedules and assignments of Receivables, on notices of assignment, financing statements and other public records, on verifications of accounts, and on notices to Account Debtors; (iii) to receive, open and dispose of all mail addressed to Debtor that may come into Secured Party's possession pursuant to the lockbox arrangement; (iv) to send requests for verification of Receivables to Account Debtors; and (v) to do all things necessary to carry out this Agreement. Neither the Secured Party nor its designee will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law in the exercise of the power granted hereby. This power, being coupled with an interest, is irrevocable so long as any Receivables assigned to Secured Party or in which Secured Party has a Security Interest remain unpaid or until the Indebtedness has been paid in full.

          (k) Debtor agrees, whether or not the transactions contemplated hereby shall be consummated, to pay and hold Secured Party harmless against liability for the payment of all out-of pocket expenses arising in connection with this transaction, including any state documentary stamp taxes or other taxes (together with interest and penalties, if any) which may be determined to be payable with respect to the execution and delivery of any documents contemplated hereby, and the reasonable fees and expenses of counsel for Secured Party. If an Event of Default shall occur, Debtor shall also pay all of Secured Party's costs of collection, including repossession, storage and disposition costs, employee travel expenses, court costs and reasonable attorney's fees, whether incurred in connection with collection, trial, appeal or otherwise.

         (l) The rights and benefits of Secured Party under this Agreement shall, if Secured Party agrees, inure to any party acquiring an interest in the Indebtedness or any part thereof.

         (m) The terms "Secured Party" and "Debtor" as used in this Agreement include the successors or assigns of those parties.

         (n) If more than one Debtor executes this Agreement, the term "Debtor" includes each of the Debtors as well as all of them, and their obligations under this Agreement shall be joint and several.

         (o) This Agreement may not be modified or amended nor shall any provision of it be waived except in writing signed by Debtor and by an authorized officer of Secured Party.

         (p) This Agreement shall be construed under the Florida Uniform Commercial Code and any other applicable laws in effect from time to time.

         (q) Unless otherwise specified in this Agreement, communication provided for herein shall be delivered or sent by first class mail, postage prepaid, to the respective addresses set forth on the first page hereof, or to such other address as either party shall notify the other in writing, and shall be deemed effective when deposited in the United States mails.

         (r) Debtor has not, within the five-year period immediately preceding the execution hereof, done business under any name or style other than that designated in the first page of this Agreement.

         9. WAIVER. IF AN EVENT OF DEFAULT SHOULD OCCUR, DEBTOR WAIVES ANY RIGHT DEBTOR MAY HAVE TO NOTICE AND A HEARING BEFORE SECURED PARTY TAKES POSSESSION OF THE COLLATERAL BY SELF-HELP, REPLEVIN, ATTACHMENT, SETOFF OR OTHERWISE.

                    [SIGNATURES COMMENCE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Signed,   sealed  and   delivered  in  the presence of:

CARROLL FULMER & COMPANY, INC., a Florida corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board




CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

TRANSIT LEASING, INC., an Indiana corporation f/k/a CAPITOL
WAREHOUSE, INC., a Kentucky corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

SERVICE EXPRESS, INC., an Alabama corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

RAINBOW TRUCKING SERVICES, INC., an Indiana corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRANSPORTATION RESOURCES AND MANAGEMENT, INC., an Indiana corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

VENTURE LOGISTICS, LLC, an Indiana limited liability company


By: /s/ Philip A. Belyew
Philip A. Belyew, Manager

CERTIFIED TRANSPORT, LLC, an Indiana limited liability company


By: /s/ Philip A. Belyew
Philip A. Belyew, Manager

K.J. TRANSPORTATION, INC., a New York corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

DIVERSIFIED TRUCKING CORP, an Alabama corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

NORTHSTAR TRANSPORTATION, INC., an Alabama corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

RAINBOW TRUCKING SERVICES, INC., an Indiana corporation


By: /s/ Philip A. Belyew
Philip A. Belyew, Chairman of the Board

"debtor"

AMSOUTH BANK, a bank organized under the laws of Alabama


By: /s/ Anthony Stiffler
Anthony Stiffler, Vice President

"Secured Party"